IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock S&P 500 Index V.I. Fund

(the “Fund”)

Supplement dated November 20, 2025 to the Summary Prospectuses, the

Prospectuses, and the Statement of Additional Information (the “SAI”) of the Fund, each dated May 1, 2025, as amended or supplemented to date

The Fund is updating its investment policy to indicate that it intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended, in approximately the same proportion as its underlying index, the Standard & Poor’s 500® Index (the “Underlying Index”), is diversified. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of its Underlying Index.

Accordingly, the following changes are effective immediately:

The following is added at the end of the section of the Summary Prospectus entitled “Key Facts About BlackRock S&P 500 Index V.I. Fund – Principal Investment Strategies of the Fund” and the section of the Prospectus entitled “Fund Overview – Key Facts About BlackRock S&P 500 Index V.I. Fund – Principal Investment Strategies of the Fund”:

The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

The following is added to the section of the Summary Prospectus entitled “Key Facts About BlackRock S&P 500 Index V.I. Fund – Principal Risks of Investing in the Fund” and the section of the Prospectus entitled “Fund Overview – Key Facts About BlackRock S&P 500 Index V.I. Fund – Principal Risks of Investing in the Fund”:

•

Non-Diversification Risk — To the extent the Fund is non-diversified, the Fund may invest a large percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund’s performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s net asset value.

The following is added at the end of the section entitled “Details About the Fund – How the Fund Invests – Principal Investment Strategies” of the Prospectus:

The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

The following is added to the section entitled “Details About the Fund – Investment Risks – Principal Risks of Investing in the Fund” of the Prospectus:

•

Non-Diversification Risk — A Fund that is classified as “non-diversified” may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties, compared with funds that are classified as “diversified.” A non-diversified Fund thus may be more susceptible to the risks associated with these particular issuers or counterparties. The gains and losses on such holdings may have a greater impact on a non-diversified Fund’s performance than they would on the performance of a diversified Fund, and a non-diversified Fund’s net asset value (“NAV”) may be more volatile.

The second to last paragraph to the section entitled “II. Investment Restrictions – Restrictions Applicable to each of the Funds (Except BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund) of the SAI is deleted in its entirety and replaced with the following:

Each Fund is classified as diversified under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. BlackRock S&P 500 Index V.I. Fund intends to be diversified in approximately the same proportion as its Underlying Index (as defined in the Fund’s Prospectus) is diversified. Under the Investment Company Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval. However, while BlackRock S&P 500 Index V.I. Fund is classified as “diversified,” under applicable no-action relief from the SEC staff, the Fund may become non-diversified, as defined in the Investment Company Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index, and such a change will not require shareholder approval.

Shareholders should retain this Supplement for future reference.

PR2SAI-SP500VI-1125SUP

2